                         GT GLOBAL NEW DIMENSION FUND:
                                 ADVISOR CLASS

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 1, 1998
                   SUPPLANTING SUPPLEMENT DATED MARCH 3, 1998

--------------------------------------------------------------------------------

THE FOLLOWING SUPPLEMENTS THE DISCLOSURE FOR THE FUND AND IS TO BE INSERTED FOLLOWING THE SECTION ENTITLED "PROSPECTUS SUMMARY:"

                              FINANCIAL HIGHLIGHTS

The table below provides condensed financial information concerning income and capital changes for one Advisor Class share of the Fund for the period shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes, for the period September 15, 1997 (commencement of operations) to December 31, 1997, have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon also is included in the Statement of Additional Information.

                                          SEPTEMBER 15, 1997
                                           (COMMENCEMENT OF
                                            OPERATIONS) TO
                                           DECEMBER 31, 1997
                                          -------------------
                                           ADVISOR CLASS (C)
                                          -------------------
Per Share Operating Performance:
Net asset value, beginning of period....      $    11.43
                                                 -------
Income from investment operations:
  Net investment income.................            0.01
  Net realized and unrealized loss on
   investments..........................           (0.31)
                                                 -------
    Net decrease from investment
     operations.........................           (0.30)
                                                 -------
Distributions to shareholders:
  In excess of net investment income....           (0.49)
                                                 -------
    Total distributions.................           (0.49)
                                                 -------
Net asset value, end of period..........      $    10.64
                                                 -------
                                                 -------
Total investment return.................           (2.51)%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....      $    1,241
Ratio of net investment income to
average net assets......................            0.15 %(a)
Ratio of expenses to average net
assets..................................            0.00 %(a)
Portfolio turnover rate+................               1 %(b)

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(a) Annualized

(b) Not annualized

(c) These selected per share data were calculated based upon average shares outstanding during the period.

+ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                     [LOGO]

THE FOLLOWING SUPPLEMENTS, AS APPLICABLE, THE DISCUSSION UNDER "INVESTMENT OBJECTIVE AND POLICIES," "HOW TO INVEST," "MANAGEMENT" AND "OTHER INFORMATION" WITH RESPECT TO GT GLOBAL SERIES TRUST (THE "COMPANY") AND THE FUND:

On January 30, 1998, Liechtenstein Global Trust, AG ("LGT"), the indirect parent organization of GT Global, Inc. and Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), entered into an agreement with AMVESCAP PLC ("AMVESCAP") pursuant to which AMVESCAP will acquire LGT's Asset Management Division, which includes Chancellor LGT (the "Purchase"). AMVESCAP is a holding company formed in 1997 by the merger of INVESCO PLC and A I M Management Group Inc. Consummation of the purchase is subject to a number of contingencies, including regulatory approvals. The transaction would constitute an assignment of, and thereby result in the termination of, the Company's investment management agreement with Chancellor LGT. Accordingly, the Company's Board of Trustees has approved, subject to shareholder approval, new investment management and administration agreements between A I M Advisors, Inc. ("A I M"), a wholly-owned subsidiary of AMVESCAP, and the Company, and sub-advisory and sub-administration agreements between A I M and Chancellor LGT, which will become a separate, indirect wholly-owned subsidiary of AMVESCAP. Under the new agreements, A I M would serve as investment manager and administrator and Chancellor LGT would serve as investment sub-adviser and sub-administrator of the Company. In addition to shareholder approval, implementation of the new investment advisory arrangements is contingent upon the consummation of the Purchase.

The Board of Trustees of the Company has also approved the following matters, subject to shareholder approval:

1. Amendments to the fundamental investment restrictions of the Fund.

2. The reorganization of the Company from a Massachusetts business trust into a Delaware business trust.

In addition, the board has approved new distribution agreements for the Fund pursuant to which A I M Distributors, Inc. ("A I M Distributors"), a wholly-owned subsidiary of A I M, would serve as the Fund's principal underwriter.

Implementation of the new distribution arrangements is contingent upon (1) shareholder approval of the new investment advisory arrangements; and (2) the consummation of the Purchase.

A special meeting of shareholders of the Company will be held on May 20, 1998 to consider and vote on, among other proposals, the matters noted above that require shareholder approvals. If the matters are approved by shareholders and the Purchase consummated, it is anticipated that the changes described above will become effective on or about June 1, 1998.

DIMSX803                                                          March 25, 1998